Exhibit 10.1

Execution Copy

SECOND AMENDMENT
TO
FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF OCTOBER 31, 2018
AMONG
BLACK STONE MINERALS COMPANY, L.P.,
AS BORROWER,
BLACK STONE MINERALS, L.P.,
AS PARENT MLP,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER
WELLS FARGO SECURITIES, LLC

Execution Copy

SECOND AMENDMENT TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of October 31, 2018, is among: BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership (the “Borrower”); BLACK STONE MINERALS, L.P., a Delaware limited partnership (the “Parent MLP”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.     The Borrower, the Parent MLP, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 1, 2017, amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of February 7, 2018 (as amended, modified or supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Parent MLP, the Administrative Agent and the Lenders desire to amend the Credit Agreement to revise pricing and certain Eurodollar-related provisions, incorporate certain Lender ERISA representations and designate a new Borrowing Base as provided herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Second Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1     Amendments to Section 1.02. Section 1.02 is hereby amended by deleting the following definition in its entirety and replacing it with the following:
“Agreement” means this Fourth Amended and Restated Credit Agreement, as amended by the First Amendment to Fourth Amended and Restated Credit Agreement dated as of February 7, 2018 and the Second Amendment to Fourth Amended and Restated Credit Agreement dated as of October 31, 2018, as the same may be amended or supplemented from time to time.

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The table set forth in the definition of “Applicable Margin” in Section 1.02 is hereby amended by deleting such table in its entirety and replacing it with the following:

Aggregate Elected Commitment Utilization Grid
	<25%	>25% <50%	>50% <75%	>75% <90%	>90%
Eurodollar Margin	1.75%	2.00%	2.25%	2.50%	2.75%
Base Rate Margin	0.75%	1.00%	1.25%	1.50%	1.75%

Section 1.02 is hereby amended by adding the following definition where alphabetically appropriate to read as follows:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
The definition of “Eurodollar Rate” set forth in Section 1.02 is hereby amended by
(a)    deleting the reference to “shall mean” in the first sentence thereof in its entirety and replacing it with the following: “shall mean, subject to the implementation of a Replacement Rate in accordance with Section 5.06,”,
(b)    deleting the reference to “the rate appearing on Reuters Screen LIBOR01 Page which displays an average ICE Benchmark Administration Interest Settlement Rate” in the first sentence thereof in its entirety and replacing it with: “the rate as published by the ICE Benchmark Administration Limited, a United Kingdom company,”,
(c)    deleting the reference to “or any successor or substitute page of such service,” in the first sentence thereof in its entirety, and
(d)    deleting the last sentence of such definition in its entirety and replacing it with the following:
Notwithstanding the foregoing, (i) in no event shall the Eurodollar Rate be less than zero percent (0%), and (ii) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 5.06, in the event that a Replacement Rate with respect to the Eurodollar Rate is implemented then all references herein to “Eurodollar Rate” shall be deemed references to such Replacement Rate.

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Section 1.02 is hereby amended by adding the following definitions where alphabetically appropriate to read as follows:
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Replacement Rate” shall have the meaning assigned such term in Section 5.06.
2.2    Rates. Article I of the Credit Agreement is hereby amended by adding the following new Section 1.05 at the end thereof to read as follows
Section 1.05. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate”.
2.3    Limitation on Eurodollar Loans. Section 5.02 is hereby amended by deleting the reference to “Anything herein to the contrary notwithstanding,” in the first sentence thereof and replacing it with the following: “Anything herein to the contrary notwithstanding, unless and until a Replacement Rate is implemented in accordance with Section 5.06 below,”.
2.4    Alternate Rate of Interest. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.06 at the end thereof to read as follows:
Section 5.06. Alternate Rate of Interest. Notwithstanding anything to the contrary in Section 5.02 above, if the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) that (i) the circumstances described in Section 5.02(a) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the U.S. syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having or purporting to have jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency, then the Administrative Agent may, to the extent practicable (in consultation with the Borrower and as determined by the Administrative Agent to be generally in accordance with similar situations in other transactions in which it is serving as administrative agent or otherwise consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace such applicable interest rate for all purposes under the Loan Documents unless and until (A) an event described in Section 5.02(a) or clauses (i), (ii) or (iii) above occurs with respect to the Replacement Rate or (B) the Administrative Agent (or the Majority Lenders through the Administrative Agent) notifies the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, this Agreement and the other Loan Documents shall be amended

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solely with the consent of the Administrative Agent and the Borrower, as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 5.06. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 12.04), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the delivery of such amendment to the Lenders, written notices from such Lenders that in the aggregate constitute Majority Lenders, with each such notice stating that such Lender objects to such amendment. To the extent the Replacement Rate is approved by the Administrative Agent in connection with this Section 5.06, the Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent (it being understood that any such modification by the Administrative Agent shall not require the consent of, or consultation with, any of the Lenders).
2.5    Lender ERISA Representations. Article XI of the Credit Agreement is hereby amended by adding the following new Section 11.11 at the end thereof to read as follows:
Section 11.11. Certain ERISA Matters.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Guarantor, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans or the Commitments,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf

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of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Guarantor, that none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement or any documents related hereto).

2.6    Amendments. Section 12.04 is hereby amended by (a) deleting the reference to “and (f)” in its entirety and replacing it with “, (f)” and (b) adding the following new clauses (g) and (h) at the end thereof to read as follows:
, (g) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision, and (h) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent and the Borrower reasonably deem appropriate in order to implement any Replacement Rate or otherwise effectuate the terms of Section 5.06 in accordance with the terms of Section 5.06, subject to Majority Lenders’ right to object thereto as provided in such Section 5.06.
2.7    Maximum Credit Amounts; Elected Revolving Commitments. Annex I to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Annex I attached hereto:

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Section 3.    Borrowing Base. All of the Lenders and the Borrower agree that, from and after the Second Amendment Effective Date (as defined below) until the next redetermination of the Borrowing Base, the amount of the Borrowing Base shall be $675,000,000. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.08(b) or further adjustments pursuant to Section 2.08(e) or (f), Section 8.08, Section 9.02(i) or (j) or Section 9.13. This Section 3 of this Amendment constitutes written notice of the redetermined Borrowing Base in accordance with Section 2.08(d).
Section 4.    Conditions Precedent. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.04):
4.1    The Administrative Agent shall have received from the Lenders, the Parent MLP, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
4.2    The Administrative Agent shall have received the Consent and Agreement attached to this Second Amendment executed by the Guarantors (in such numbers as may be requested by the Administrative Agent).
4.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.4    No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately after giving effect to the terms of this Second Amendment.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 of this Amendment or the waiver of such conditions as permitted in Section 12.04. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended and waived by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Parent MLP hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended or waived

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hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.3    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
5.4    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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5.9    Loan Document. This Second Amendment is a Loan Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BLACK STONE MINERALS COMPANY, L.P., as Borrower

By: BSMC GP, L.L.C.,
    its General Partner

By: Black Stone Minerals, L.P.,
    its Sole Member

By: Black Stone Minerals GP, L.L.C.,
    its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
President and Chief Financial Officer

BLACK STONE MINERALS, L.P., as Parent MLP

By: Black Stone Minerals GP, L.L.C.,
    its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
President and Chief Financial Officer

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SECOND AMENDMENT TO CREDIT AGREEMENT

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and a Lender

By: /s/ Paul A. Squires
Name: Paul A. Squires
Title:     Managing Director

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SECOND AMENDMENT TO CREDIT AGREEMENT

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BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Raza Jafferi
Name: Raza Jafferi
Title:     Director

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SECOND AMENDMENT TO CREDIT AGREEMENT

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COMPASS BANK,
as a Lender

By: /s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title:     Vice President

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SECOND AMENDMENT TO CREDIT AGREEMENT

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JPMORGAN CHASE BANK N.A.,
as a Lender

By: /s/ Theresa M. Benson
Name: Theresa M. Benson
Title:     Authorized Officer

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SECOND AMENDMENT TO CREDIT AGREEMENT

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NATIXIS, NEW YORK BRANCH,
as a Lender

By: /s/ Kenyatta B. Gibbs
Name: Kenyatta B. Gibbs
Title:     Director

By: /s/ Vikram Nath
Name: Vikram Nath
Title:     Director

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SECOND AMENDMENT TO CREDIT AGREEMENT

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ZIONS BANCORPORATION, N.A., DBA AMEGY BANK, as a Lender

By: /s/ Sam Trail
Name: Sam Trail
Title:     Senior Vice President

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SECOND AMENDMENT TO CREDIT AGREEMENT

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THE BANK OF NOVA SCOTIA,
HOUSTON BRANCH, as a Lender

By: /s/ Ryan Knape
Name: Ryan Knape
Title:     Director

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SECOND AMENDMENT TO CREDIT AGREEMENT

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IBERIABANK,
as a Lender

By: /s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Market President Energy Lending

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

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ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title:     Managing Director

By: /s/ Michaela Braun
Name: Michaela Braun
Title:     Director

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

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COMERICA BANK,
as a Lender

By: /s/ Britney Geidel
Name: Britney Geidel
Title:     Portfolio Manager

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SECOND AMENDMENT TO CREDIT AGREEMENT

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KEYBANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ David M. Bornstein
Name: David M. Bornstein
Title:         Senior Vice President

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SECOND AMENDMENT TO CREDIT AGREEMENT

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TEXAS CAPITAL BANK, N.A.,
as a Lender

By: /s/ James E. Hibbert, Jr.
Name: James E. Hibbert, Jr.
Title:     Assistant Vice President

SIGNATURE PAGE
SECOND AMENDMENT TO CREDIT AGREEMENT

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BOKF, N.A. DBA BANK OF TEXAS.,
as a Lender

By: /s/ Taylor Morris
Name: Taylor Morris
Title:     AVP – Energy Lending

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SECOND AMENDMENT TO CREDIT AGREEMENT

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ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED REVOLVING COMMITMENTS

Name of Lender	Percentage Share	Maximum Credit Amount	Elected Revolving Commitment
Wells Fargo Bank, National Association	18.333333334%	$183,333,333.34	$123,750,000.00
Bank of America, N.A.	12.500000000%	$125,000,000.00	$84,375,000.00
Compass Bank	12.500000000%	$125,000,000.00	$84,375,000.00
JPMorgan Chase Bank, N.A.	10.000000000%	$100,000,000.00	$67,500,000.00
Natixis, New York Branch	8.333333333%	$83,333,333.33	$56,250,000.00
ZB Bank, N.A., dba Amegy Bank, National Association	6.666666667%	$66,666,666.67	$45,000,000.00
The Bank of Nova Scotia, Houston Branch	6.666666667%	$66,666,666.67	$45,000,000.00
IBERIABANK	5.000000000%	$50,000,000.00	$33,750,000.00
ABN AMRO Capital USA LLC	5.000000000%	$50,000,000.00	$33,750,000.00
Comerica Bank	5.000000000%	$50,000,000.00	$33,750,000.00
KeyBank, National Association	3.333333333%	$33,333,333.33	$22,500,000.00
Texas Capital Bank, N.A.	3.333333333%	$33,333,333.33	$22,500,000.00
BOKF, NA dba Bank of Texas	3.333333333%	$33,333,333.33	$22,500,000.00
TOTAL	100.000000000%	$1,000,000,000.00	$675,000,000.00

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[Second Amendment]
CONSENT AND AGREEMENT
Each of the undersigned hereby (i) consents to the provisions of this Second Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Fifth Amended and Restated Guaranty and Collateral Agreement dated as of November 1, 2017, as amended, modified or supplemented to date, made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) ratifies and confirms all other Loan Documents made by it for the benefit of Administrative Agent and Lenders, (iv) agrees that all of its respective obligations and covenants thereunder, except as may be amended or modified hereby, shall remain unimpaired by the execution and delivery of this Second Amendment and the other documents and instruments executed in connection herewith, and (v) agrees that such Fifth Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be duly executed as of the date first written above.

                BLACK STONE ENERGY COMPANY, L.L.C.
By:    Black Stone Minerals Company, L.P.,
its Sole Member

By:    BSMC GP, L.L.C.,
its General Partner

By:    Black Stone Minerals, L.P.,
its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
President and Chief Financial Officer

BLACK STONE NATURAL RESOURCES, L.L.C.

By:    Black Stone Minerals Company, L.P.,
its Sole Member

By:    BSMC GP, L.L.C.,
its General Partner

By:    Black Stone Minerals, L.P.,
its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE
CONSENT TO SECOND AMENDMENT TO CREDIT AGREEMENT

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TLW INVESTMENTS, L.L.C.

By:    Black Stone Energy Company, L.L.C.,
its Manager

By:    Black Stone Minerals Company, L.P.,
its Sole Member

By:    BSMC GP, L.L.C.,
its General Partner

By:    Black Stone Minerals, L.P.,
its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

BSAP II GP, L.L.C.

By:    Black Stone Minerals Company, L.P.,
its Sole Member

By:    BSMC GP, L.L.C.,
its General Partner

By:    Black Stone Minerals, L.P.,
its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE
CONSENT TO SECOND AMENDMENT TO CREDIT AGREEMENT

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BLACK STONE MINERALS, L.P.

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

BSMC GP, L.L.C.

By:    Black Stone Minerals, L.P.,
its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

NAMP HOLDINGS, LLC
NAMP GP, LLC

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

NAMP 1, LP
NAMP 2, LP

By:    NAMP GP, LLC,
its General Partner

By: /s/ Jeffrey P. Wood
Jeffrey P. Wood
Senior Vice President and Chief Financial Officer

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CONSENT TO SECOND AMENDMENT TO CREDIT AGREEMENT